SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2006

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10043
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
1.01	Terms Agreement, dated March 27, 2006, among Citigroup Funding Inc., Citigroup Inc., as guarantor, and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of Citigroup Funding Inc.’s 12.5% per Annum Equity LinKed Securities (ELKS®) Based Upon American Depositary Receipts Representing the Ordinary Participation Certificates (“CPOs”) of Cemex S.A. de C.V. Due October 2, 2006.

4.01	Form of Note for Citigroup Funding Inc.’s 12.5% per Annum Equity LinKed Securities (ELKS®) Based Upon American Depositary Receipts Representing the Ordinary Participation Certificates (“CPOs”) of Cemex S.A. de C.V. Due October 2, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2006	CITIGROUP INC.

	By:	/s/ Charles E. Wainhouse
		Name:	Charles E. Wainhouse
		Title:	Assistant Treasurer